PILGRIM’S PRIDE CORPORATION ANNOUNCES CONSENT SOLICITATIONS FOR EACH OF ITS 4.250% SUSTANABILITY-LINKED SENIOR NOTES DUE 2031 AND 3.500% SENIOR NOTES DUE 2032 GREELEY, CO – September 15, 2022 – Pilgrim’s Pride Corporation (“PPC”) announced today that it is soliciting consents (the “Consents”) from the holders of each of its (i) 4.250% Sustainability-Linked Senior Notes due 2031 (the “2031 Notes”), and (ii) 3.500% Senior Notes due 2032 (the “2032 Notes” and, collectively with the 2031 Notes, the “Notes”), each issued by PPC to certain proposed amendments as set forth below (with respect to each series of Notes, the “Proposed Amendments”) to the indentures governing each series of Notes (with respect to each series of Notes, an “Indenture” and, collectively, the “Indentures”) (with respect to each series of Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”). The Proposed Amendments are described in greater detail in the Consent Solicitation Statement (as defined below). PPC is seeking the Proposed Amendments in order to conform certain provisions and restrictive covenants (and definitions related thereto) in each Indenture to (i) reflect PPC’s investment-grade status and (ii) the corresponding provisions and restrictive covenants (and definitions related thereto) set forth in the indenture governing its 2032 Notes. In order to execute and deliver the applicable Supplemental Indentures (as defined below) as contemplated by the related Proposed Amendments, PPC must receive the applicable Consents from the applicable holders as of the Record Date (as defined below) representing a majority of the aggregate principal amount of the applicable series of Notes (not including any such Notes that are owned by PPC or any of its affiliates) (with respect to each series of Notes, the “Requisite Consents”). Each Consent Solicitation constitutes separate and distinct solicitations with respect to each series of Notes. Only holders of the applicable Notes as of 5:00 p.m. (New York City time) on September 14, 2022 (such date and time, including as such date and time may be changed by PPC from time to time, the “Record Date”) are entitled to consent to the applicable Proposed Amendments. In order to implement the applicable Proposed Amendments, supplemental indentures to the applicable Indenture will be entered into by the applicable parties (with respect to each series of Notes, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”). For each series of Notes, if the applicable Supplemental Indenture is executed and the other terms and conditions set forth in the Consent Solicitation Statements are satisfied or waived, then (i) holders who validly deliver (and not revoke) their Consents to the applicable Proposed Amendments will receive a cash payment equal to U.S.$1.00 per U.S.$1,000 principal amount of the applicable series of Notes in respect of which such Consents have been validly delivered (and not revoked) prior to the applicable Expiration Time and (ii) holders of such series of Notes will benefit from the registration rights set forth in the applicable registration rights agreement with respect to such series of Notes. Holders will be permitted to revoke applicable Consents at any time prior to the execution and delivery of the applicable Expiration Time. PPC expects to make payment of the applicable cash payments promptly after the Expiration Time.

2 Subject to the terms and conditions described in the Consent Solicitation, PPC will enter into a registration rights agreement pursuant to which PPC will agree to use its commercially reasonable efforts to (i) file an exchange offer registration statement with the U.S. Securities and Exchange Commission to allow holders to exchange Notes of each series for the same principal amount of exchange notes of the same series, which will have terms identical in all material respects to such series of Notes, except that the exchange notes will not contain transfer restrictions, and (ii) consummate such exchange offer within 365 days of entering into the applicable registration rights agreement. Holders of the Notes are referred to the consent solicitation statement of PPC, dated September 15, 2022 (the “Consent Solicitation Statement”) for the detailed terms and conditions of each of the Consent Solicitations with respect to the Notes. The Consent Solicitation will expire at 5:00 p.m. (New York City time) on September 22, 2022, unless extended by PPC (such date and time, as the same may be extended, is referred to as the “Expiration Time”). Each Consent Solicitation is made solely by means of the Consent Solicitation Statement. These materials contain important information that holders of Notes should carefully read before any decision is made with respect to the applicable Consent Solicitation. Our obligation to accept, and pay for, Consents validly delivered and not revoked is conditioned upon satisfaction of certain conditions as described in the Consent Solicitation Statement, including the receipt of the Requisite Consents from each series of Notes. PPC may, in its sole discretion, terminate any Consent Solicitation, allow any Consent Solicitation to lapse, extend any Consent Solicitation and continue soliciting Consents pursuant to any Consent Solicitation or otherwise amend the terms of any Consent Solicitation, including the waiver of any or all of the conditions set forth in the applicable Consent Solicitation Statement. The Information Agent for each Consent Solicitation is: D.F. King & Co., Inc. Banks and Brokers call: +1 (212) 269-5550 (collect) All others call toll-free: +1 (888) 628-1041 E-mail: ppc@dfking.com Any questions or requests for assistance or for copies of the Consent Solicitation Statements may be directed to the Information Agent at its telephone numbers set forth above. The Consent Solicitation Statement and other related documents are available electronically at www.dfking.com/ppc-consent. A holder as of the Record Date also may contact the Solicitation Agents: RBC Capital Markets, LLC, Barclays Capital Inc., BMO Capital Markets Corp. and Mizuho Securities USA LLC at the numbers listed below, or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitations. RBC Capital Markets, LLC Banks and Brokers call: +1 (212) 618-7843 All others call toll-free: +1 (877) 381-2099 Barclays Capital Inc. Banks and Brokers call: +1 (212) 528-7581 (collect) All others call toll free: +1 (800) 438-3242 BMO Capital Markets Corp. Banks and Brokers call: +1 (212) 702-1840 (collect) All others call toll-free: +1 (833) 418-0762

3 Mizuho Securities USA LLC Banks and Brokers call: +1 (212) 205-7736 (collect) All others call toll-free: +1 (866) 271-7403 THIS PRESS RELEASE IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THIS ANNOUNCEMENT IS ALSO NOT A SOLICITATION OF CONSENTS TO ANY PROPOSED AMENDMENTS. NO RECOMMENDATION IS MADE AS TO WHETHER HOLDERS OF THE NOTES SHOULD CONSENT TO ANY PROPOSED AMENDMENTS. About PPC PPC employs over 60,000 people and operates protein processing plants and prepared-foods facilities in 14 states, Puerto Rico, Mexico, the U.K, the Republic of Ireland and continental Europe. The Company’s primary distribution is through retailers and foodservice distributors. Important Notice Regarding Forward-Looking Statements: This press release contains certain forward-looking statements. Statements that are not historical facts, including statements about our perspectives and expectations, are forward looking statements. The words “expect”, “believe”, “estimate”, “intend”, “plan” and similar expressions, when related to PPC and its subsidiaries, indicate forward-looking statements. These statements reflect the current view of management and are subject to various risks and uncertainties. Such risks and uncertainties include those described in PPC’s filings with the Securities and Exchange Commission. Actual results could differ materially from those expressed in, or implied or projected by these forward-looking statements as a result of these risks and uncertainties, many of which are difficult to predict and beyond PPC’s control. PPC’s forward-looking statements in this press release speak only as of the date hereof, and PPC undertakes no obligation to update any such statement after the date of this press release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. CONTACT: Andrew Rojeski Head of Strategy, Investor Relations, & Net Zero Programs IRPPC@pilgrims.com www.pilgrims.com